Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Amendment No. 1 to Quarterly Report of The Bluebook International Holding Company (the "Company") on Form 10-QSB/A for the quarter ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark A. Josipovich, President, Chief Executive Officer, and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Company's Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of the Company.



Date: May 14, 2003                By: /s/ Mark A. Josipovich
                                  --------------------------------
                                  Mark A. Josipovich,
                                  President, Chief Executive Officer, and
                                  Principal Accounting Officer


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